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                                                            EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To: Air Products and Chemicals, Inc.:

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 1 November 1996, included or incorporated by reference in the Annual Report of Air Products and Chemicals, Inc., on Form 10-K for the year ended 30 September 1996.




                                                        ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
30 December 1996




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